UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 21, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                          SECURITY CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-7921                  13-3003070
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(State or other jurisdiction of       (Commission             (IRS Employer
  incorporation or organization)      File Number)          Identification No.)


              THREE PICKWICK PLAZA, SUITE 310, GREENWICH, CT 06930
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                    (Address of principal executive offices)

                                 (203) 625-0770
                                 --------------
              (Registrant's telephone number, including area code)

       FORMER ADDRESS: ONE PICKWICK PLAZA, SUITE 310, GREENWICH, CT 06930
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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On December 21, 2000, Security Capital Corporation ("Security Capital") completed its acquisition of Health Power, Inc., a Delaware corporation ("Health Power"). Such acquisition was effected on such date through the merger (the "Merger") of HP Acquisition Corp., a Delaware corporation ("HP Acquisition") with and into Health Power, as the surviving corporation of the Merger, pursuant to an Agreement and Plan of Merger dated as of June 8, 2000, among Security Capital, HP Acquisition and Health Power, as amended by a First Amendment to Agreement and Plan of Merger dated as of August 14, 2000, and a Second Amendment to Agreement and Plan of Merger dated as of August 23, 2000 (the "Plan of Merger"). At the effective time of the Merger (the "Effective Time"), which occurred upon the filing of a certificate of merger with the Secretary of State of the State of Delaware, each of the 3,888,460 shares of common stock, par value $.01 per share, of Health Power that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive $6.94 in cash, for a total consideration payable to Health Power's former stockholders of $26,985,913 (the "Consideration to Stockholders"). Such amount was determined, in accordance with the Plan of Merger, by deducting from the total purchase price payable by the acquiring parties of $36,250,000, (i) outstanding indebtedness of Health Power as of the Effective Time, (ii) amounts payable for the termination of all stock options of Health Power outstanding immediately prior to the Effective Time, (iii) the amount payable to Dr. Bernard
F. Master (Health Power's Chairman prior to the Effective Time) to terminate his employment agreement with Health Power, (iv) the amounts payable to the members of the CMI Executive Team (as defined below) to terminate certain change in control agreements between Health Power and such persons, and (v) the expenses of Health Power incurred in connection with the Merger.

            Health Power, through its operating subsidiaries, CompManagement, Inc., CompManagement Health Systems, Inc., M&N Enterprises, Inc. and M&N Risk Management, Inc. (collectively referred to with Health Power as the "Companies"), provides cost containment and medical management services related to workers' and unemployment compensation to employers in Ohio, Indiana, Kentucky, Pennsylvania, West Virginia and Washington. Each of Robert J. Bossart, Jonathan R Wagner, Richard T. Kurth, Randy E. Jones, Daniel R. Sullivan and Paul
A. Miller (collectively, the "CMI Executive Team") were directors and/or executive officers of one or more of the Companies prior to the Effective Time. Effective as of the Effective Time, each of the members of the CMI Executive Team entered into a new five-year employment agreement with the Companies and WC Holdings, Inc., a Delaware corporation which is a wholly-owned subsidiary of Security Capital ("WC Holdings"), and continued to serve as directors and/or executive officers of the Companies.

            Prior to the Effective Time, and as a condition to Security Capital's obligation to proceed with the Merger, the members of the CMI Executive Team made equity investments in HP Acquisition totaling $2,000,000 in exchange, collectively, for a 20% ownership interest in HP Acquisition (collectively, the "CMI Executive Team Equity Investment"). Concurrently therewith, Security Capital, through WC Holdings, Inc., made a total equity investment of $8,000,000 in HP Acquisition in exchange for an 80% ownership interest therein (the "SCC Equity Investment"). In

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accordance with the Plan of Merger, each share of HP Acquisition common stock which was issued and outstanding as of the Effective Time was converted into one share of Health Power common stock. Accordingly, the respective percentage ownership interests of Security Capital and the members of the CMI Executive Team in HP Acquisition were maintained with respect to Health Power. Immediately following the Effective Time, each of the members of the CMI Executive Team and one other executive employee received options to purchase additional shares of common stock of Health Power equal, in the aggregate, to 5% of the outstanding common stock prior to the grant of such options. The members of the CMI Executive Team, Security Capital, Health Power, and WC Holdings entered into a Stockholders' Agreement pursuant to which such members will be permitted, on a periodic basis, to exchange a portion of their Health Power shares and options for shares of the Class A Common Stock of Security Capital, with certain registration rights also being granted in respect of any such Security Capital shares so acquired, subject, however, to various restrictions and limitations, including those imposed under the Loan Agreements (as defined below). Pursuant to such agreement, the members of the CMI Executive Team also agreed to certain restrictions on transfers of Health Power shares owned by them, as well as "drag along" rights for Security Capital's benefit.

            The total amount of funds necessary to consummate the Merger, and in particular, to pay the Consideration to Stockholders, to make the payments to terminate Health Power's outstanding stock options, to make the contract termination payments to Dr. Master and the CMI Executive Team, to pay Health Power's transaction expenses and to pay Security Capital's transaction expenses was approximately $35,000,000. Such funds were provided through (i) the SCC Equity Investment, (ii) the CMI Executive Team Equity Investment, and (iii) a $17,000,000 term loan and an $8,000,000 revolving loan (collectively, the "Senior Indebtedness") from Bank One, N.A. ("Bank One"), made pursuant to a Loan Agreement (the "Loan Agreement") among each of the Companies, as borrowers, WC Holdings, as guarantor, and Bank One, as lender. The SCC Equity Investment was partially financed by a $6,000,000 loan (the "Subordinated Indebtedness") from Banc One Mezzanine Corporation, a Delaware corporation ("Banc One Mezzanine") to WC Holdings pursuant to a Note Purchase Agreement (the "Note Purchase Agreement" and collectively referred to with the Loan Agreement as the "Loan Agreements") among WC Holdings, as borrower, each of the Companies, as guarantors, and Banc One Mezzanine, as purchaser.

            The Subordinated Indebtedness is secured by a first priority security interest in WC Holding's capital stock interest in Health Power, WC Holding's interest in any payments made by Security Capital pursuant to the Capital Contribution Agreement (as defined below) and WC Holding's right and interest in a life insurance policy insuring one of its executive officers, as required by the Note Purchase Agreement (the "First Priority Banc One Mezzanine Collateral"), and a second priority security interest in substantially all other assets of WC Holdings and the Companies. The Senior Indebtedness is secured by a first priority security interest in substantially all of the assets of the Companies and WC Holdings, excluding the First Priority Banc One Mezzanine Collateral. The Subordinated Indebtedness has been expressly subordinated to the Senior Indebtedness pursuant to an Intercreditor and Subordination Agreement among the Companies, WC Holdings, Bank One and Banc One Mezzanine. In connection with, and as a condition to Banc One Mezzanine's obligation

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
to consummate the Subordinated Indebtedness, Security Capital entered into a Capital Contribution Agreement in favor of Banc One Mezzanine pursuant to which it agreed, in the event of noncompliance by WC Holdings with its obligations under the Note Purchase Agreement, to pay directly to Banc One Mezzanine (for the account of WC Holdings) such amounts in cash money as are sufficient to cause WC Holdings to be in compliance, provided that the maximum amount that Security Capital could be required to pay under the Capital Contribution Agreement is $2,000,000 in the aggregate.

            The Companies and WC Holdings became parties to a Tax Allocation Agreement with Security Capital whereby the designated "Schedule A Subsidiary Group", consisting of WC Holdings and the Companies, will compute its separate consolidated federal income tax liability as if it had filed a separate tax return, and pay such amount to Security Capital, subject to the terms of such agreement. Security Capital also agreed to provide management advisory services to the Companies in the areas of corporate development, strategic planning, corporate finance and related matters, and general business policies, pursuant to a Management Advisory Services Agreement in return for a fee equal to 5% of EBITA, as such term is defined in the Loan Agreement. Security Capital entered into a Fourth Amendment to Advisory Services Agreement with Capital Partners, Inc. ("Capital Partners"), pursuant to which Capital Partners agreed to assist Security Capital in providing such management advisory services in return for an increase in the annual advisory fee payable to Capital Partners equal to 5% of EBITA, as so defined. Payments of the management fee under the Management Advisory Services Agreement and payments under the Tax Allocation Agreement are subject to certain provisions of the Loan Agreements which could restrict or prohibit the making of such payments in certain circumstances.

            WC Holdings agreed to provided management consulting services to the Companies in the areas of banking, insurance, risk management and other senior management matters, pursuant to a Management Consulting Agreement in return for an annual fee equivalent to the amounts due and payable by WC Holdings to Banc One Mezzanine under the Note Purchase Agreement during each applicable year. CMI also adopted a deferred compensation plan authorizing the grant of deferred compensation awards to key employees, officers and directors of CMI in an amount not to exceed, in the aggregate, 25% of the payments due under the Note Purchase Agreement, and granted awards to the members of the CMI Executive Team, up to the maximum amount authorized, on a proportionate basis with their respective ownership interests in Health Power as of the Effective Time. Pursuant to the plan, and as required by the Loan Agreements, no award under the plan shall become payable until all obligations in respect of the Senior Indebtedness and the Subordinated Indebtedness have been paid in full.

            Prior to the Effective Time, the common stock of Health Power was registered under Section 12(g) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and traded on the OTC Bulletin Board under the symbol HPWR. On December 21, 2000, Health Power filed with the Securities and Exchange Commission on Form 15 a certification and notice of termination of registration under the Exchange Act, pursuant to which Health Power's duty to file reports under

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
Section 13 and 15(d) of the Exchange Act will be terminated, absent a denial by the Securities and Exchange Commission (which is not anticipated).

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Business Acquired

            The following report of independent accountants and audited financial statements and notes thereto of Health Power and its subsidiaries are incorporated herein by reference to Item 8 of Health Power's Annual Report on Form 10-K filed by Health Power with the Securities and Exchange Commission (the "SEC") pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for the fiscal year of Health Power ended December 31, 1999:

            (i)   Report of PricewaterhouseCoopers LLP dated March 28, 2000;

            (ii)  Consolidated Balance Sheets as of December 31, 1999 and 1998;

            (iii) Consolidated Statements of Operations for the years ended
                  December 31, 1999, 1998 and 1997;

            (iv) Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997; and

            (v) Notes to Consolidated Financial Statements - December 31, 1999, 1998 and 1997.

            The following unaudited financial statements and notes thereto of Health Power and its subsidiaries are incorporated herein by reference to Item 1 of Health Power's Quarterly Report on Form 10-Q filed by Health Power with the SEC pursuant to Section 13 or 15(d) of the Exchange Act for the quarterly period ending September 30, 2000:

            (i)   Consolidated Balance Sheet as of September 30, 2000;

            (ii) Consolidated Statements of Operations for the nine months ended September 30, 2000 and September 30, 1999;

            (iii) Consolidated Statements of Cash Flows for the nine months ended September 30, 2000 and September 30, 1999; and

            (iv)  Notes to the Consolidated Financial Statements.

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
      (b)   Pro Forma Financial Information

            Security Capital believes that it is impracticable to provide any of the required pro forma financial information at the time of filing of this Report on Form 8-K. The required pro forma financial information will be filed by amendment as soon as practicable and, in any event, not later than 60 days after the date on which this Form 8-K must be filed.

      (c)   Exhibits

      2.1 Agreement and Plan of Merger, dated as of June 8, 2000, among Security Capital Corporation ("Security Capital"), HP Acquisition Corp. ("HP Acquisition") and Health Power, Inc. ("Health Power"), incorporated herein by reference to Exhibit 2 to the Report on Form 8-K dated June 15, 2000, filed by Health Power with the Securities and Exchange Commission.*

      2.2 First Amendment to Agreement and Plan of Merger, dated as of August 14, 2000, among Security Capital, HP Acquisition and Health Power, incorporated herein by reference to Exhibit 2-A to the Report on Form 8-K dated August 25, 2000, filed by Health Power with the Securities and Exchange Commission (the "August 25, 2000 8-K").

      2.3 Second Amendment to Agreement and Plan of Merger, dated as of August 23, 2000, among Security Capital, HP Acquisition and Health Power, incorporated herein by reference to Exhibit 2-B to the August 25, 2000 8-K.

      4.1 Stockholders' Agreement dated as of December 21, 2000, by and among Security Capital, WC Holdings, Inc. ("WC Holdings"), HP Acquisition, Health Power, CompManagement, Inc. ("CMI"), CompManagement Health Systems, Inc. ("CHS"), M&N Enterprises, Inc. ("M&NE"), M&N Risk Management, Inc. ("M&NRM") (CMI, CHS, M&NE and M&NRM being collectively referred to with Health Power as the "Companies"), Robert J. Bossart, Jonathan R Wagner, Richard T. Kurth, Randy E. Jones, Daniel R. Sullivan and Paul A. Miller.

      99.1 Loan Agreement dated as of December 21, 2000, among each of the Companies, as borrowers, WC Holdings, as guarantor, and Bank One, N.A. ("Bank One"), as lender.

      99.2 Note Purchase Agreement dated as of December 21, 2000, among WC Holdings, as borrower, each of the Companies, as a guarantor, and Banc One Mezzanine Corporation ("Banc One Mezzanine"), as purchaser.

      99.3 Intercreditor and Subordination Agreement dated as of December 21, 2000, among the Companies, WC Holdings, Bank One and Banc One Mezzanine.

      99.4 Capital Contribution Agreement dated as of December 21, 2000, between Security Capital and Banc One Mezzanine.

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
      99.5 Tax Allocation Agreement dated as of December 21, 2000, among Security Capital, WC Holdings and each of the Companies.

      99.6 Management Advisory Services Agreement dated as of December 21, 2000, among each of the Companies and Security Capital.

      99.7 Fourth Amendment to Advisory Services Agreement dated as of December 21, 2000 between Security Capital and Capital Partners, Inc.

      99.8 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Robert J. Bossart.

      99.9 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Jonathan R. Wagner.

      99.10 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Richard T. Kurth.

      99.11 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Randy E. Jones.

      99.12 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Daniel R. Sullivan.

      99.13 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Paul A. Miller.

      99.14 Management Consulting Agreement dated as of December 21, 2000, among WC Holdings and each of the Companies.

      99.15 CompManagement, Inc. Deferred Compensation Plan adopted December 21, 2000.

      99.16 Press Release issued by Security Capital on December 21, 2000.

      *Schedules and exhibits to the Agreement and Plan of Merger have not been filed because Security Capital does not believe that they contain information material to an investment decision which is not otherwise disclosed in the agreement. A list is attached to the agreement (as incorporated herein by reference) briefly identifying the contents of the omitted schedules and exhibits. Security Capital hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon its request.

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
                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SECURITY CAPITAL CORPORATION



Date:  January 4, 2001                    By:/s/ BRIAN D. FITZGERALD
                                             Name: Brian D. Fitzgerald
                                             Title: Chairman

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                                EXHIBIT INDEX


EXHIBIT NO. DESCRIPTION OF DOCUMENT
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2.1         Agreement and Plan of Merger, dated as of June 8, 2000, among
            Security Capital Corporation ("Security Capital"), HP Acquisition Corp. ("HP Acquisition") and Health Power, Inc. ("Health Power"), incorporated herein by reference to Exhibit 2 to the Report on Form 8-K dated June 15, 2000, filed by Health Power with the Securities and Exchange Commission.*

2.2 First Amendment to Agreement and Plan of Merger, dated as of August 14, 2000, among Security Capital, HP Acquisition and Health Power, incorporated herein by reference to Exhibit 2-A to the Report on Form 8-K dated August 25, 2000, filed by Health Power with the Securities and Exchange Commission (the "August 25, 2000 8-K").

2.3 Second Amendment to Agreement and Plan of Merger, dated as of August 23, 2000, among Security Capital, HP Acquisition and Health Power, incorporated herein by reference to Exhibit 2-B to the August 25, 2000 8-K.

4.1 Stockholders' Agreement dated as of December 21, 2000, by and among Security Capital, WC Holdings, Inc. ("WC Holdings"), HP Acquisition, Health Power, CompManagement, Inc. ("CMI"), CompManagement Health Systems, Inc. ("CHS"), M&N Enterprises, Inc. ("M&NE"), M&N Risk Management, Inc. ("M&NRM") (CMI, CHS, M&NE and M&NRM being collectively referred to with Health Power as the "Companies"), Robert J. Bossart, Jonathan R Wagner, Richard T. Kurth, Randy E. Jones, Daniel R. Sullivan and Paul A. Miller.

99.1 Loan Agreement dated as of December 21, 2000, among each of the Companies, as borrowers, WC Holdings, as guarantor, and Bank One, N.A. ("Bank One"), as lender.

99.2 Note Purchase Agreement dated as of December 21, 2000, among WC Holdings, as borrower, each of the Companies, as a guarantor, and Banc One Mezzanine Corporation ("Banc One Mezzanine"), as purchaser.

99.3 Intercreditor and Subordination Agreement dated as of December 21, 2000, among the Companies, WC Holdings, Bank One and Banc One Mezzanine.

99.4 Capital Contribution Agreement dated as of December 21, 2000, between Security Capital and Banc One Mezzanine.

99.5 Tax Allocation Agreement dated as of December 21, 2000, among Security Capital WC Holdings and each of the Companies.

99.6 Management Advisory Services Agreement dated as of December 21, 2000, among each of the Companies and Security Capital.

99.7 Fourth Amendment to Advisory Services Agreement dated as of December 21, 2000 between Security Capital and Capital Partners, Inc.

99.8 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Robert J. Bossart.

99.9 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Jonathan R. Wagner.

99.10 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Richard T. Kurth.

99.11 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Randy E. Jones.

99.12 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Daniel R. Sullivan.

99.13 Employment Agreement effective as of December 21, 2000, among WC Holdings, Health Power, CMI, CHS and Paul A. Miller.

99.14 Management Consulting Agreement dated as of December 21, 2000, among WC Holdings and each of the Companies.

99.15       CompManagement, Inc. Deferred Compensation Plan adopted December 21,
            2000.

99.16       Press Release issued by Security Capital on December 21, 2000.

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